SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2001


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           CALIFORNIA                    0-10652                94-2751350
-------------------------------       -------------       ----------------------
(State or other jurisdiction of       (File Number)          (I.R.S. Employer
         incorporation)                                   identification number)




                    880 E. CYPRESS AVENUE, REDDING, CA 96002
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         ITEM 5: OTHER EVENTS

         On April 18, 2001, the Registrant issued a Press Release which reported earnings for the quarter ended March 31, 2001. Attached hereto as Exhibit 99.27 and incorporated herein by this reference is said Press Release dated April 18, 2001.

         ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

             (c) EXHIBITS

         (99.27) News Release of North Valley Bancorp dated April 18, 2001.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP



                                       By /s/ EDWARD J. CZAJKA
                                          ------------------------------------
                                          Edward J. Czajka
                                          Senior Vice President &
Dated: April 20, 2001                     Chief Financial Officer

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